UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (IRS Employer Identification No.)

(Address of registrant’s principal executive office)

505 Fifth Avenue

New York, New York 10017

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 24, 2006, CIT Group Funding Company of Canada (“CIT Canada”) and CIT Group Inc. (“CIT”) filed post-effective amendment No. 1 to CIT’s registration statement on Form S-3 (File No. 333-131159). The form of underwriting agreement, setting forth the underwriting terms on which CIT Canada proposes to conduct offerings of its debt securities, is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are filed or furnished herewith:

1.1 Form of Underwriting Agreement relating to the issuance of debt securities from time to time by CIT Canada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CIT Group Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIT GROUP INC.

By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Executive Vice President & Treasurer

Dated: October 31, 2006

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement relating to the issuance of debt securities from time to time by CIT Canada.

  4